SCHEDULE A


                    MAXIMUM ANNUAL OPERATING EXPENSE LIMITS

This Agreement relates to the following Funds of the Trust:

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                                                                              MAXIMUM ANNUAL
                                                                             OPERATING EXPENSE      INITIAL TERM
NAME OF FUND                                              SHARE CLASS              LIMIT              END DATE
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Frost Growth Equity Fund                          Class A Shares                    1.50%          November 30, 2014
                                                  ----------------------------------------------------------------------------------
                                                  Institutional Class Shares        1.25%          November 30, 2014
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Frost Value Equity Fund                           Class A Shares                    1.50%          November 30, 2014
                                                  ----------------------------------------------------------------------------------
                                                  Institutional Class Shares        1.25%          November 30, 2014
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Frost Kempner MultiCap Deep Value Equity Fund     Class A Shares                    1.30%          November 30, 2014
                                                  ----------------------------------------------------------------------------------
                                                  Institutional Class Shares        1.05%          November 30, 2014
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Frost Mid Cap Equity Fund                         Class A Shares                    1.80%          November 30, 2014
                                                  ----------------------------------------------------------------------------------
                                                  Institutional Class Shares        1.55%          November 30, 2014
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Frost Small Cap Equity Fund                       Class A Shares                    1.80%          November 30, 2014
                                                  ----------------------------------------------------------------------------------
                                                  Institutional Class Shares        1.55%          November 30, 2014
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Frost International Equity Fund                   Class A Shares                    1.70%          November 30, 2014
                                                  ----------------------------------------------------------------------------------
                                                  Institutional Class Shares        1.45%          November 30, 2014
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Frost Natural Resources Fund                      Class A Shares                    2.00%          November 30, 2014
                                                  ----------------------------------------------------------------------------------
                                                  Institutional Class Shares        1.75%          November 30, 2014
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Frost Cinque Large Cap BuyWrite Equity Fund       Class A Shares                    1.75%          November 30, 2014
                                                  ----------------------------------------------------------------------------------
                                                  Institutional Class Shares        1.50%          November 30, 2014
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Frost Total Return Bond Fund                      Class A Shares                    1.20%          November 30, 2014
                                                  ----------------------------------------------------------------------------------
                                                  Institutional Class Shares        0.95%          November 30, 2014
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Frost Credit Fund                                 Class A Shares                    1.25%          November 30, 2014
                                                  ----------------------------------------------------------------------------------
                                                  Institutional Class Shares        1.00%          November 30, 2014
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Frost Low Duration Bond Fund                      Class A Shares                    1.20%          November 30, 2014
                                                  ----------------------------------------------------------------------------------
                                                  Institutional Class Shares        0.95%          November 30, 2014
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Frost Kempner Treasury and Income Fund            Class A Shares                    1.30%          November 30, 2014
                                                  ----------------------------------------------------------------------------------
                                                  Institutional Class Shares        1.05%          November 30, 2014
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Frost Conservative Asset Allocation Fund          Class A Shares                    1.60%          November 30, 2015
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Frost Moderate Asset Allocation Fund              Class A Shares                    1.60%          November 30, 2015
                                                  ----------------------------------------------------------------------------------
                                                  Institutional Class Shares        1.35%          November 30, 2015
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Frost Aggressive Asset Allocation Fund            Class A Shares                    1.60%          November 30, 2015
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